SUBSCRIPTION AGREEMENT
(PRIVATE PLACEMENT SECURITIES PURCHASE AGREEMENT)

THIS SECURITIES PURCHASE AGREEMENT, dated as of February 23, 2011, is entered into by and between Network 1 Financial Group Inc a Delaware corporation, with headquarters located at 2 bridge Ave Red Bank N.J. 07701 (the "Company"), and Windex Capital LLC (the "Purchaser").
此认购协议于 2011 年 2 月 23 日，由协议双方 Network 1 Financial Group，一个 Delaware 公司，总部位于 2 Bridge Ave，Red Bank N.J. 07701 ("公司"),和投资人 Windex Capital LLC 签署。

RECITALS: 前言

WHEREAS, the Company is making a private offering of its Common Stock, $.001 par value ("Common Stock") to certain qualified investors on a "best efforts, no minimum basis," up to $360,000 in gross proceeds;
鉴于，公司此次将通过私募融资的方式发行普通股票，面值 1 美分。参与投资者必须为"信用投资者"，融资为"最大努力，无融资下限"方式，最终融资额为 36 万美金；

WHEREAS, all the subscriptions for Common Stock received by the Company will be accepted on a rolling basis, meaning that investor subscriptions will be accepted promptly after receipt by the Company, from time to time, and any one investor subscription will not be dependant on any other investor subscriptions being offered or accepted;
鉴于，公司将以滚动接收的方式确认接受认购投资者的投资， 投资人间会有不同的接受成交日，彼此间没有关联关系；

WHEREAS, the subscription amounts submitted with this form of subscription agreement ("Agreement") will not be held in escrow before acceptance but deposited into the general deposit accounts of the Company, and therefore, such amounts will be vulnerable to the claims of creditors of the Company, even though the Company has not accepted the subscription;
鉴于，此合同所约束的认购的投资资金将直接存入公司账户， 而非第三方委托账户。所以，即使认购不被公司接受，已存入的认购资金存在被公司债权人追诉的风险；

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales (i) in the United States to accredited investors afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act (ii) outside the United States, in compliance with local jurisdictional requirements, to investors that are not U.S. Persons pursuant to Regulation S under the 1933 Act; and
鉴于，本次私募融资的发行与购买均接受美国 1933 年证券法规定，国国内投资人行为受美国证监会第 506 号条例 D 条款规定管辖，以及美国国外投资人受 1933 年证券法第 4（2）号条款管辖；在 1933 年证券法 S 条例规定外的美国国外投资人也许遵循居住地相关法律，并且

WHEREAS, the Company wishes to sell to the Purchaser and the Purchaser wish to buy from the Common Stock subscribed for in this Agreement;
公司与投资者双方均自愿根据此合同进行股票的买卖；

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
所以，根据双方自愿，互惠互利，公正公开的原则，双方同意：

1. **AGREEMENT TO PURCHASE; PURCHASE PRICE.**

同意购买条件：购买价格

a. Purchase; Purchase Requirements; Acceptance.

购买：购买要求：接受条件

(i) Subscription Agreement and Tender of Payment. Subject to the terms and conditions of this Agreement, the Purchaser is hereby submitting this subscription to acquire the number of shares of Common Stock set forth on the signature page of this Agreement ("Shares"), at a purchase price of $0.04 per share, and together with the Agreement, is tendering payment to the Company of the subscription amount also set forth on the signature page of this Agreement ("Purchase Price"). The subscription is irrevocable once submitted to the Company, and the Purchaser hereby agrees to pay to the Company the Purchase Price. The Purchase Price, pending acceptance by the Company of a subscription, will not be placed in any escrow or other separate account, but placed in an account of the Company.

认购协议及付款方式： 受此协议约束，投资者同意以每股 4 美分的价格投资认购本协议签字页上所申明的股票数目，并支付相应的，在本协议签字页上的申明的资金额。本认购协议一经双方最终确定， 则不可毁约。 公司在确认投资者信用资格期间， 所认购款项将直接存入公司账户。

(ii) Investor Questionnaire and Suitability Determination. Together with the tendered subscription agreement and subscription funds, the Purchaser is tendering a completed "Accredited Investor Questionnaire" in the form attached hereto as Annex I. The Purchaser understands that a subscription is not complete until the completed Accredited Investor Questionnaire, signed by Purchaser, is provided to the Company and until the Placement Agent has made a suitability determination that this Private Placement is suitable for Purchaser.

投资者调查问卷及投资适合性质判断： 投资者在附上认购协议与认购款项的同时， 也需要回附附件 1 中的"信用投资者资格调查表"。敬请投资者了解， 直到投资者将签署好的调查表交付公司， 经公司研究判断投资者合乎"信用投资者"的背景条件， 认定此次投资适合投资者后，接受投资认购合同及款项， 本次认购投资才最终完成。

(iii) Rolling Acceptance of Subscriptions; Acceptance and Certificates. From time to time, the Company will accept subscriptions tendered to it, at which time the Purchaser will be considered a holder of the Shares subscribed for in this Agreement. As promptly as practical, in any event no later than 30 days, the Company will return a copy of this Agreement to the Purchaser, executed by the Company, together with the Certificates (as defined below) representing the number of shares of Common Stock, for the accepted subscription.

滚动接受认购方式，接受与股权证：公司将依据时间先后顺序接受投资者的投资，在公司确认时，投资者即成为此次融资认购股份的拥有者。，在实际操作上，公司将保证在资金到位30天内寄回给投资者已执行的合同副本及股权证书，确认最终的认购。

(iv) Method of Payment of Subscription Amount. The Purchase Price shall be payable in United States Dollars, and may be made by personal check, bank check, or wire transfer. The Purchase Price will not be deemed paid under the terms of this Agreement until the funds are considered good and collected funds into the account into which the funds are paid. Any costs associated with the failure to make payment of the full Purchase Price, including incoming wire fees assessed against the Company, will be the responsibility of the subscribing Purchaser.

支付方式：认购资金以美元支付，可以支票或电汇方式，直到资金到位及认定投资可接受后，支付行为才完成。同时任何跳票或电汇产生的费用将由投资者支付。

Checks should be made payable to "Network 1 Financial Group Inc"
支票抬头为" Network 1 Financial Group Inc"

Wire transfers should be sent to: 电汇至

Account Name: 账户：	Network 1 Financial Group Inc
ACCOUNT No.: 账号：	15008001413
A/B/A No: 银行代码：	026013576
SWIFT 号码：	SIGNUS33XXX
BANK: 银行名称：	Signature Bank 71 Broadway New York N.Y.

(v) Payment of Commission and Expenses. The Company will pay to the Broker, after acceptance of subscriptions, for its own account or for the account of other selling Persons, the agreed upon commission described in the Confidential Term Sheet of the Company.

佣金及费用：公司在接受投资者认购款后，支付经纪人在合同条款书中同意的佣金费用。

b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

合同涉及的名词定义：除上下文特别解释，以下名词定义为：

(i) "1933 Act" means the Securities Act of 1933. 1933 年证券法案

(ii) "1934 Act" means the Securities Act of 1934. 1934 年中期法案

(iii) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

"相关联人员" 指相关条款中提及的某特定人物，其他人均控制或被控制与此特定人物

(iv) "Broker" means Network 1 Financial Securities, Inc., as the exclusive selling agent of the Common Stock offered by the Company.

"经纪人" 指帮助 NTFL 集团销售其普通股票发行的下属证券公司 "Network 1 Financial Securities, Inc."

(v) "Certificates" means the stock certificate(s) representing the Shares for which subscriptions have been accepted by the Company, duly executed by the Company in the name of the Purchaser.

"股权证" 代表认购投资人为公司接受，执行此合同发行给投资人权证

(vi) "Closing Date" means the date of the closing of the purchase and sale of the Shares to which this subscription agreement relates, as provided herein.

"交割日" 资金与股份完成交易的日期

(vii) "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

"公司控制人" 指公司的每位董事，执行官，推介人以及由 1933 证券法 405 条例或 1934 证券法第 20 条规章规定的对公司实施控制的人。

(viii) "Holder" means the Person holding the relevant Securities at the relevant time.
"持股人" 指在相关时间持有相关证券的投资人。

(ix) "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (x) adversely affect the legality, validity or enforceability of the Subscription Agreement, (y) have or result in a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, and as described in the Placement Memorandum, (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Subscription Agreement.

"重大不利影响"是指一个事件或多个事件，单独地或整体，可合理预期的产生（x）对此认购协议的合法性，有效性或可执行性的不利影响，（y）对本公司（财务或其他）及其

附属公司，作为一个整体，如配售备忘录中所述的，在公司业务，资产，或财务条件上的不利影响，（z）严重损害本公司根据认购协议全面、及时的执行义务的基础的不利影响。

(x) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

"人"指自然人或法人，包括但不限于公司，合伙人公司及信托公司。

(xi) "Purchaser Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the relevant Purchaser pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

"投资控制人"指买方的每位董事，执行官，推介人以及由 1933 证券法 405 条例或 1934 证券法第 20 条规章规定的对买方公司实施控制的人。

(xii) "Securities" means the Common Stock and the Shares subject to this Agreement, as the context indicates.

"证券"指此合同上下文中指定的公司股票

(xiii) "State of Incorporation" means Delaware.

"注册州"指达拉威尔州

2. PURCHASER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

投资者的声明和承诺等；信息知情权及独立审查

The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

投资者对公司做出以下承诺：

a. Without limiting Purchaser's right to sell the Shares pursuant to sell any of the Securities in compliance with the 1933 Act, the Purchaser is purchasing the Securities and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

在执行 1933 证券法前提下，公司不限制投资者卖出股票的行为，但是投资者保证参与此次融资，是完全的以投资为目的， 不存在也不预期将所持股票投机倒卖的目的。

b. The Purchaser is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the Placement Memorandum, (iii) able, by reason of the business and financial experience of its

officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement and the Placement Memorandum, and (iv) able to afford the loss of the entire Purchase Price.

投资者保证自己是 （i）"信用投资人"根据 1933 证券法 501（a）(3)条款的原因，合符 501 条款中的定义 （ii）对于此合同表述的投资方式富有经验，做过类似投资 （iii）自己可以， 或者其公司拥有相关投资经验的雇员或顾问（完全与 NTFL 没有任何利益瓜葛者）提供专业意见可以保护其在此次投资中的利益 （iv）能够承担失去全部投资金额的风险。

c. All subsequent offers and sales of the Securities by the Purchaser shall be made pursuant to a registration of the Shares under the 1933 Act or pursuant to an exemption from registration. The Purchaser understands that the Company has no obligation to take any action to register the Shares with the United States or any state authority for the resale or transfer of the Shares by any Purchaser, now or in the future.

投资者所购买股份的再销售将完全遵照 1933 证券法关于注册要求及注册例外的要求。投资者应了解公司现在和将来均没有帮助投资者完成 SEC 和美国各州注册的义务。

d. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

投资者应了解，公司此次发行是属于 1933 证券法中的注册发行例外情况。公司是根据投资者自己提供的信息，保证，同意意向，知识背景和理解的真实性、准确性来做出投资人是否符合投资资格的判断。

e. The Purchaser and its advisors, if any, have been furnished with the all additional materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

投资人或者其顾问已经了解了做投资决定所需的全部信息，并且任何要求的问题都已经得到了公司方面满意的答复。

f. The Purchaser understands that its investment in the Securities is an investment in a company that involves a high degree of risk. The Purchaser understands that the investment in the Securities may not provide any return and a return, if any, is likely to be well in the future.

投资人应了解， 此次投资的对象公司， 是一家具有高度投资风险的公司。同时， 这项投资购买的股票将有可能不产生任何回报或者将来的回报不足够好。

g. The Purchaser hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of its attorneys or agents, except as specifically set forth in this Agreement.

投资人表示此次投资不是仅仅依靠公司及其雇员的说明和表述就做出的投资决定。

h. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

投资人应了解公司发行的股票没有任何美国联邦政府或州政府及其代表人的推荐和背书。

i. This Agreement to which the Purchaser is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

作为本协议的买方，投资者已及时有效授权，成为可签署和发表的买方代表，据此拟进行的交易，将有效和有约束力， 可以需按照各自的条款强制执行，并合符破产，抵押和其他影响债权人权利的执行类似法律的一般性原则。

j. The Purchaser has taken no action which would give rise to any claim by any Person for brokerage commissions and expense, other than Network 1 Financial Securities, Inc., Broker's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company shall have no obligation with respect to such fees and expenses or with respect to any claims made by or on behalf of other Persons for fees and expenses of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Purchaser shall indemnify and hold harmless each of the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees and expenses, as and when incurred.

除经纪人佣金外，公司不负担任何与此次融资所产生的其他费用。投资人不能要求公司及其相关人员负担由此次融资所产生的任何专业服务费用（例如文件准备，律师等费用）、损失，损坏和其他费用消耗。

k. The Purchaser hereby covenants and warrants that, between the Closing Date and the date on which he or she no longer holds any of the Securities, Purchaser will not engage in any hedging transactions or shorting transactions in any securities of the Company, including the Securities.

投资者保证在成交日到其完全售罄所持股份的时间内，不做任何关于 NTFL 公司任何证券，包括普通股在内的对冲交易或卖空交易。

l. The Purchaser hereby covenants and warrants that he or she is not acting as a "group" for purposes of Section 13 of the Securities Exchange Act of 1934.

投资者保证其不充当 1934 证券交易法中规定的“集团代理人”，进行代持行为。

3. **COMPANY REPRESENTATIONS, ETC.** The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that, except as otherwise provided in the Placement Memorandum and herein:

公司对于投资者在合同签署时及合同成交日做出以下声明和承诺：

a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Shares. No party has a currently exercisable right of first refusal with respect to the sale of the Shares.

他人影响到此次融资的权利： 公司的任何现有股东没有优先购买此次发行股份的权利。同时，任何现有股东也没有优先转让权，在此次融资中转让卖出所持有股票。

b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.

公司现状：本公司组织完善，正常运作并持续在在达拉威尔州注册经营现有业务，拥有其现有财产。公司完全合乎资格作为跨国公司在其他法权管辖区经营业务，现阶段没有任何被禁止营业的法律管辖区域或有重大不利影响事件。

c. Authorized Shares. The authorized capital stock of the Company is as described in the Public Filings, subject to the sale of the Common Stock offered hereby from time to time since the date of the this placement. All the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to affect the issuance of the Securities. The Securities have been duly authorized and, when issued, in accordance with their terms, will be duly and validly issued, fully paid and non-assessable and, except to the extent, if any, provided by the law of the State of Incorporation, will not subject the Holder thereof to personal liability by reason of being such Holder.

授权股份： 已授权的公司股权架构已在公司公开文件中作出表述。随着融资的进展，股权会发生相应变化。所有已发行股份均被正式授权和正规发行，并付清。公司依然有足够的已经授权但尚未发行的股票，可能对此次融资发行的股权由一定的稀释作用。此次发行的股份也是正式授权并将正规发行，并将被付清。除非达拉威尔州有进一步的要求，投资者将不会因为成为公司股东而为公司担负任何私人责任。

d. Transaction Agreements and Stock. This Agreement and the transactions contemplated thereby, have been duly and validly authorized by the Company. This Agreement

has been duly executed and delivered by the Company, and this Agreement is, and the Certificates when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

交易合同与股票： 此次融资与股票发行已经公司正式授权。合同在被公司接受签字时，将被作为公司正式文件，针对公司股份制基本原则和破产，延迟偿还，和其他类似的公司债权人基本原则具有可执行力。

e. Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Securities being offered by the Placement Memorandum, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except where such conflict, breach or default which would not have or result in a Material Adverse Effect.

不抵触性条款： 本合同及其发行的股票与发行成本将不得与以下规章产生抵触，否则就视之无效：（1）公司现行有效的总章程条款； （2）公司现有的契约，抵押，信托契约和涉及公司资产的其他重大合同；（3）据其所知，任何现有的适用法律，规则或法规，或适用的法令，判断，或任何法庭命令，美国联邦或州的监管机构，行政机构或其他政府机构对本公司或有其财产或资产拥有的管辖权；此类冲突，违反或违约将不会被认作产生重大负面影响。

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares to the Purchaser as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

同意：除公司已经获得的授权外， 再没有额外的，需要经任何法庭，政府机关，监管机构，自我监管组织或者证券所或公司现有股东的授权和同意， 公司完全合规发行此次股票，进行融资。

g. Absence of Certain Changes. Since the date of the balance sheet included in the public filings, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock,

or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

无重大变化条款： 自上一次资产负债表公布以来，本公司没有（i）支付或欠有任何重大负债，除正常经营过程中发生的小额付款等与之前日常运作相一致负债（单独或联合的），（ii）交割重大抵押物或产权负担或支付任何重大责任或法律责任（单独或联合的），或异常的其他流动性负债支付;（iii）申报或现股东作出任何付款或分配现金或其他财产，涉及到公司股权架构变更，或购买或赎回，或作出任何协以购买或赎回其股份;（iv）除在日常业务过程中的经营负债外， 没有出售，出让或转让任何其他有形资产，或取消任何债务;（v）遭受重大损失或豁免任何重大债权，不论是否是在日常业务过程中具有重大价值的任何权利，或遭受的任何现有业务量的重大损失；（vi）在业务与过去的做法相一致的日常运作过程中，在雇员佣酬上有任何重大变化化，;或（vii）与员工或与他们的就业条款有关的管理上遭遇任何重大问题。

h. Full Disclosure. There is no fact known to the Company other than general economic conditions known to the public generally or as disclosed in the that has not been disclosed in writing to the Purchaser that would reasonably be expected to have or result in a Material Adverse Effect.

全面信息公开： 除整体宏观经济状况外，公司已就此次发行公开全部已知信息，其他尚未公开信息将不会对此合同及融资产生重大不利影响。

i. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

无法律诉讼纠纷： 现阶段公司不卷入任何法律诉讼纠纷，或面对任何不利判决或行政决定，不涉及任何案件，不会对公司产生重大不利影响。

j. Absence of Certain Company Control Person Actions or Events. Except as disclosed in the Public Filings, none of the following actions has been taken during the past ten (10) years with respect to a Company Control Person:

公司管理层背景说明：除公司财报公布情况外，公司管理层人员在过去 10 年中，不存在以下任何情形：

(1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

曾经破产或被法庭指定为破产案涉及人物；

(2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

曾经被法庭定为刑事罪或正在接受刑事法庭审理；

(3) Such Company Control Person was the made the subject of or consented to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

曾经被受法庭判决或有行政处罚不得进行以下行为：

(i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

从事金融服务业，包括金融顾问，投行业务，公司董事等；

(ii) engaging in any type of business practice; or

从事任何商业活动；

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

违反联邦或州法律，从事证券买卖业务；

(4) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

曾经接受判决或行政决定，承担民事责任；

k. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any stock option grants, convertible securities or any shares of its Common Stock, except as disclosed in the Public Filings.

发行前活动： 除公司公开文件描述之外， 公司在融资前 12 个月没有任何证券发行活动。

l. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Public Filings or those incurred in the ordinary course of the Company's business since the date of the balance sheet included in the Public Filings, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (y) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (z) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

无未披露债务：除公开材料中披露的债务外， 公司无其他负债会对公司产生重大不利影响，公司高层现阶段没有进行任何可能的借贷行为； 除非公司股东通过， 不能对公司章程进行修改，以及不能对公司业务，资产和资金做重大改变，所有行为不能对公司造成重大不利影响。

m. No Default. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

无破产状况：公司及其下属子公司均运行正常，不存在任何资不抵债状况。

n. No Integrated Offering. Neither the Company nor any of its Affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since January 1, 2011, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

无整合交易： 自 2011 年 1 月 1 日起， 公司或任何关联人物不得进行任何形式的公司股票招售，从而造成此次发行违背了证券法条款 D 的规定。

o. Fees to Brokers, and Others. Except for payment of fees and commissions to the Broker for itself and other selling agents, payment of which is the sole responsibility of the

Company, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, Broker's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby. Purchaser shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

佣金费用及其他： 公司只负责向经纪人支付此次发行的佣金。投资者对于其他任何人关于此次融资的佣金要求均不负责。公司将就可能的佣金要求对投资者及公司雇员保持无害原则。

4. **CERTAIN COVENANTS AND ACKNOWLEDGMENTS.**

若干契诺和确认。

a. Transfer Restrictions. The Purchaser acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder or under state securities laws.

转让限制。投资方确认知道（1）该证券尚未根据 1933 年证券法的规定登记，而且该股份尚未根据 1933 年证券法登记，并且不可转让，除非（A）随后据此注册（B）投资方以合理的形式交给公司范围和内容令公司满意的律师的法律意见书，以说明该证券依此出售或转让可被豁免此类注册；（2）任何该证券的出售都应与由 1933 年证券法所制定的 144 条例一致，如果该条例不适用，任何在以下情况下转售证券，卖方或者经过某自然人而做的出售，会被视为承销商，由于该条款被 1933 年证券法所使用，会要求其与某些其他 1933 年证券法或美国证券交易委员会的法规进行合规；并且（3）无论是公司或任何其他人并无义务根据 1933 年证券法注册该证券或遵守任何其下的豁免条款及情况或者遵循州证券法。

b. Restrictive Legend. The Purchaser acknowledges and agrees that the certificates and other instruments representing any of the Securities shall bear a restrictive legend

in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities) :

限售标识。投资方知道并同意代表任何该股票的证书或其他证明将具有限售标识，其形式大致如下（并且可对任何该证券发出停止转移指示）：

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

这些证券尚未根据 1933 年证券法、修订法，或任何州证券法注册，不可在没有该证券的注册声明或律师意见书或其他公司接受的证据来表明不需该注册时，发售或标价出售。

c. Rule 144 Resales. The Purchaser has read and understands that Rule 144 promulgated under the Securities Act requires, among other conditions, a six (6) month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Purchaser understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Purchaser is aware that the safe harbor provided by Rule 144 of the Securities Act is not now available for Purchaser's resale of the Securities and Rule 144 may never become available for Purchaser's resale of the Securities or any portion thereof.

144 条例转售。投资方已阅读并理解在证券法下颁布的 144 条例要求，而不必在满足注册要求的证券法规定，除其他条件，六（6）个月持有期之前，在非公开发行证券的转售收购证券法。投资者应了解公司无责任声明或保证未来会保持公布财务状况，投资人需了解，如无法满足 144 条例， 将有可能永远无法出售其所持股票。

d. Deposit and Resale of Securities. Purchaser understands that, in addition to the restricted stock requirements of Rule 144 set forth in Section 3.12, above, clearing brokers may decline to deposit into Purchaser's account a stock certificate for a security that (1) has a closing price below one cent ($0.01) and/or (2) has stale or incomplete filings with the U.S. Securities and Exchange Commission (SEC) or with Canada's System for Electronic Document Analysis and Retrieval (SEDAR]. Moreover, in the event that Company files with Pink Sheets, clearing brokers may decline to even consider depositing Company's securities. In addition to these conditions and limitations, Purchaser understands that clearing brokers may subject Company's securities to additional review before accepting such securities for deposit. This review process may (1) take up to two weeks or longer and (2) may include research into Company and/or Purchaser. Purchaser understands that the characteristics triggering additional review include but may not be limited to: (1) low price of the security or securities under review; (2) large number of shares being deposited with clearing broker into Purchaser's account; (3) the securities in question are non-exchange traded; (4) the stock certificates are recently issued; (5) recent merger activity of underlying Company; and/or (6) change of name of the underlying

Company issuing these stock certificates. Clearing brokers may also charge a fee to Purchaser's account for this review. Finally, Purchaser understands that all of the aforementioned conditions, limitations, and characteristics triggering review may apply to Purchaser's Deposit/Withdrawal At Custodian (DWAC] requests, Automated Customer Account Transfer Account Service [ACATS] requests, and Depository Trust Company [DTC] receipts for deposit requests.

存入和转售证券。 投资人应了解，除上文提到的 144 条例限制外，负责解除股票销售限制的经纪人将可能以以下理由拒绝接受股票的存入业务（1）股票收盘价在 1 美分以下；或者（2）不完整的公司公开材料，尤其对于粉单市场的股票，有极大的可能不被接受。除以上状况外，投资人应了解，存入股票需要接受经股票结算公司的复查，而复查程序需要（1）花费两个星期或更长的时间（2）对公司或投资人的进一步背景调查。通常需要进一步调查的原因有但不仅限于（1）证券价格过低（2）存入股票数额巨大（3）股票无交易（4）股票属于近期内签发（5）签发公司近期内完成的兼并（6）公司转换名称，复查程序将产生相关费用。最后，买方应了解，上述条件，限制和特点引发审查所有可能适用于买方的存款/在保管人撤回（DWAC]的要求，自动客户账户转账账户服务[ACATS]的要求，及存管信托投资公司[DTC]存入要求。

e. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Purchaser under any United States laws and regulations applicable to the Company and to provide a copy thereof to the Purchaser promptly after such filing.

备案。 公司进行并同意根据公司要遵守的任何美国法律和法规做本次向投资方出售证券的全部所需备案并随后立即向投资方提供一份该备案的备份文件。

f. Use of Proceeds. The Company shall use the proceeds received hereunder as set forth in the Placement Memorandum, including as follows payment of certain fees and expenses to the Broker for itself and any other selling agents as provided herein.

融资用途。公司将用收到的资金按照发行备忘录中设定的，包括向该经纪人支付其自身相关费用和支出以及在此提到的其他销售代理。

g. Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects. Notwithstanding the foregoing, each of the parties hereby consents to the disclosure of the transactions contemplated hereby in required filings with the SEC and any state securities departments and any other regulatory authorities.

公共，备案，消息，等。各方同意只有在各方取得共识之后，方可发布关于此次融资相关的公共消息。各方也同意在美国证监会或其他证券监管机构的要求下，完全公开此次融资的细节。

h. Broker Fees. The Company shall pay to the Broker (for itself and for any other selling agents) a commission in the form of cash equal in value to five percent (5%) of the gross proceeds from the sale of the Common Stock under this Agreement, , as well as ten percent (10%) in common stock. Such commission is more fully described in the Broker Commission Agreement between the Company and the Broker of even date herewith.

经纪人费用： 公司将支付经纪人相当于融资额 5%的现金及签发股份10%的普通股作为此次中介经纪报酬。具体报酬均由协议规定，产生于公司与经纪人之间。

i. Attorneys' Fees. The Company shall bear its legal fees and expenses incurred in connection with the preparation and negotiation of the documents contemplated by this transaction. Other than the amounts contemplated in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

律师费用： 公司将负责自己由此次融资所需文件的准备和协商所产生的的法律事务费用。签字双方将负责可能产生的各自的顾问等专业服务费用。

5. TRANSFER AGENT INSTRUCTIONS. 股票转帐经纪指令

a. The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Common Stock from time to time bearing the restrictive legend specified in Section 4(b) of this Agreement. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Purchaser provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Purchaser of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Purchaser.

公司保证就合同所规定证券，除可以影响本合同 4（a）条款的停止转入指令外， 公司不会给予其股票转账经纪任何与本合同 4（b）条款规定的发行受限普通股的细节相冲突的指令。除此之外， 股票在公司记录上应可自由转让。 本条款将不会改变投资者需要遵守证券法规定方可销售所持股票的限制。在销售时， 投资人需向公司提供公司法律顾问签发的法律意见书，完全遵循此合同 4（a）条款中的 1（B）章节，符合 1933 证券法的相关规定， 除本合同 4（a）条款（2）章节规定的情况外， 公司将允许股票转账经纪签发由投资人指定人接收新的股权证。

6. **CLOSING DATE.** 成交日期

a. The Closing Date with respect to this Agreement and the subscription of the Purchase at such time as the subscription agreement is accepted by the Company. There will be similar closing dates as to other subscriptions, from time to time, but each will not be dependant on any other closing date being scheduled or occurring.

此认购合同的成交日期为公司认证投资人资格，接受投资款项之时。其他投资人认购合同成交日期也将与此合同规定的方式类似，但各个成交日期间无任何关联关系。

7. **INDEMNIFICATION.**

赔偿。

The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, employees, and agents, and each Purchaser Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which Purchaser, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, except to the extent such Damages result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement, including the provision of current and accurate information in its Investor Questionnaire, or Purchaser's or its officers', directors', employees', agents' or Purchaser Control Persons' negligence, recklessness or bad faith in performing its obligations under this Agreement.

该公司同意赔偿并使各投资方及其管理人员，董事，雇员，和代理商，各购买控制人免受任何损失，索赔，损害，责任或开支（以下统称"损害"），并且该投资方方，其合作伙伴，分支机构，管理人员，董事，雇员和正式授权代理商，以及任何该投资方控制人共同地或几个方面的任何行为，造成的，产生的或与之有关的任何失实陈述，违反担保或不履行或不履行对公司在本协议中的一部分的任何契诺或协议惟此类损害的结果主要来自投资方未能履行本协议中任何契诺或约定，包括了在其投资者问卷调查提供最新的和准确的信息，或在履行本协议规定的义务时，投资方或者其管理人员，董事，雇员，代理或投资方控制人的疏忽，不符逻辑和不守信用。

8. **JURY TRIAL WAIVER.** The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Agreement and the Placement Memorandum.

陪审团司法行为弃免：公司与投资方均放弃采取与此认购合同及私募备忘录相关可能产生的纠纷而采取针对对方的以陪审团做司法裁决的法律行为的权利。

9. **GOVERNING LAW: MISCELLANEOUS.** 法律管辖：杂项

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. The Company and each

Purchaser hereby submit to the jurisdiction of any state court of competent jurisdiction in and for New York County, New York, or in the United States District Court for the Southern District of New York sitting at New York City in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court; agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

本协议将受纽约州的法律根据该州合同完整执行条例所管辖和解释，其执行原则不与法律相冲突。公司和各投资方在此同意接受任何在纽约县和管辖权的州法院、纽约市或者在纽约市的美国纽约南部地区法院管辖，任何行动或诉讼引起的或与本协议并同意在该诉讼或法律程序所要求听证或所有诉讼请求，可以在任何此类法庭决定；同意不把与本协议有关的任何行动所产生的诉讼带到任何其他法院；放弃任何抗辩的不方便的任何行动或提请诉讼等维护，对于任何由此协议而引发的法律程序协议双方放弃由陪审团审理的权利；并同意在任何行动或诉讼等带来的将是终结性，可通过诉讼强制执行的判决或任何其他方式依照法律或权益作终审判决。

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

任何一方未能履行本合同下的任何权利或补救，或者反之，或者一方方或延迟行使上述权利或补救，将不被视为放弃该权利。

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

本协定应完全符合各方继承人和受让人的利益并对各方均具有约束力。

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

所有的代名词，并且任何变化及其指男性，女性或中性，单数或复数，视情况需要。

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

本签署的协议的传真传送的版本对各方都有法律效力和约束力。

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

本协议可签署一份或多份，每份副本均应视为正本。

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

本协议的标题只是为了方便参考，并不构成其一部分，或影响本协议的解释。

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

如果本协议的任何条款在任何司法管辖区为无效或不可强制执行，该无效或不可执行，不得影响本协议或本协议的有效性或可执行性在任何其他司法管辖区其余部分的效力或可执行性。

i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

本协议的修改，必须只由负责执行的当事人进行书面修改并签字。

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

本协议取代之间就本协议标的合同双方所有先前的协议和理解。

10. **NOTICES.** Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

通信。任何本协议规定或准许的通知都将以书面的形式给出（除非在此明确列出例外）并且将根据以下列出的最早的时间作为生效：

(a) the date delivered, if delivered by personal delivery as against written receipt therefore or by confirmed facsimile transmission,

传递日期，若传递由个人传递的书面收据或传真传输确认时间，

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

存款 7 个工作日后，预付邮资，在美国挂号信件，或

(c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

本国或国际快递邮寄三个工作日后，邮寄费用已预付

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):
各种情况下，各方将按以下地址邮寄至（或其他地址，指定方可以十（10）天提前书面通知本协议其他每一方）：

Company 公司: Windex Capital LLC
Suite 3-15-1603, New World Center
Chongwen District
Beijing 100062, PR China

with a copy to:

N/A, Esq.

Purchaser 投资方: To the addresses set forth on the Investor Questionnaire attached hereto as Annex I.

with a copy to:

Network 1 Financial Securities, Inc.
2 Bridge Avenue
Red Bank, NJ 07701
Attn: Damon Testaverde

11. **SURVIVAL OF REPRESENTATIONS AND WARRANTIES.** The Company's and the Purchaser' representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.

声明和保证的后续效力。公司和投资方的声明和保证在此将使本协议书的执行和递交、本证明的递交和本认购价格的支付的生效，并且将完全符合投资方与公司及其各自的继承人和受让人的利益。

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by the Purchaser, for the amount of shares and subscription amount, as of the date set forth below.

以昭信守，自以下日期起，本证券购买协议的股票数量和认购金额已经由投资方即时执行。

Purchaser is subscribing for ____9,000,000____ shares of Common Stock
Price per share $0.04.
Purchaser is submitting payment to the Company in the amount of $__360,000__.
投资方认购____九百万____股普通股票
价格每股 0.04 美元
投资方提交支付公司____三十六万____美元的金额。

Signature of Subscriber 认购者签名

Shanchun Huang
Print Name of Subscriber 认购者姓名

Date: 28 / 12 / 2011

By: Windex Capital LLC
Its: President

As of the date set forth below, the undersigned hereby accepts this Agreement and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

自以下设立的日期起，签名者在此接受本协议，而且本证券购买协议书即时正式生效并执行。

NETWORK 1 FINANCIAL GROUP INC

By: Damon D Testaverde
Title: CEO

Date: 2/28/ 2011